SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
Check the appropriate box:
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/ X /    Preliminary Proxy Statement
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/   /    Preliminary Additional Materials
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/   /    Definitive Proxy Statement
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/   /    Definitive Additional Materials
- ----
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                       PUTNAM ASSET ALLOCATION FUNDS
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
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/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
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/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:          IMPORTANT INFORMATION

FOR SHAREHOLDERS IN
PUTNAM ASSET ALLOCATION FUNDS

    Growth Portfolio
    Balanced Portfolio
    Conservative Portfolio
    (each a "fund")


The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    5     and    6    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . .    2

Trustees' Recommendations. . . . . . . . . . . . . . . . .         5


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3.  Approving    amendments to certain of     your fund's
    fundamental investment restrictions   ; and

4.  Approving     the elimination of certain of    your fund's
         fundamental investment     restrictions.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders don't return their proxies, their funds may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

    PUTNAM ASSET ALLOCATION FUNDS    (the "Trust")
    Growth Portfolio
    Balanced Portfolio
    Conservative Portfolio
    (each a "fund"    and            collectively, the
       "funds")

Notice of a Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Asset Allocation Funds:

A Meeting of Shareholders of Putnam Asset Allocation Funds will be held on September 5, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees   .     (Shareholders of all funds voting
     together)        See page    7    .

2.   Ratifying the selection by the Trustees of the independent auditors of the funds for their current fiscal year
     (Shareholders of all funds voting together).  See
     page    24    .

3.A. Approving an amendment to the fund's fundamental investment
     restriction with respect to diversification        .
     (Shareholders of each fund voting separately)    See page
     25.

3.B. Approving an amendment to the fund's fundamental investment
     restriction with respect to investments in the    voting
     securities of a single issuer. (Shareholders of each fund
     voting separately)  See page    26    .

3.C. Approving an amendment to the fund's fundamental investment
     restriction with respect to making loans        .
     (Shareholders of each fund voting separately) See page
        28.

   3.D    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
                  senior securities    .  (Shareholders of each
               fund voting separately) See page    30    .


   3.E. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities. (Shareholders of each fund voting separately) See page 30.

4.A. Approving the elimination of the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the funds or Putnam Investment Management, Inc. owns securities.
     (Shareholders of each fund voting separately) See page 32.

4.B. Approving the elimination of the fund's fundamental investment restriction with respect to margin transactions.
     (Shareholders of each fund voting separately) See page
     33.

   4.C    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               short sales. (Shareholders of each fund voting
               separately) See page    35    .

   4.D.        Approving    the elimination of     the fund's
               fundamental investment restriction with respect to
                  pledging assets    . (Shareholders of each fund
               voting separately) See page    36.

   4.E    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in restricted securities.
               (Shareholders of each fund voting separately) See
               page    38    .

   4.F    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in certain oil, gas and mineral
               interests. (Shareholders of each fund voting
               separately)  See page    40    .

   4.G    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investing to gain control of a company's
               management. (Shareholders of each fund voting
               separately)  See page    42    .

   5    . Transacting other business as may properly come before
          the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

July    17    , 1996

Proxy Statement

This document will give you the information you need to vote on
the matters listed on the previous    pages    .  Much of the
information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Asset Allocation Funds (the "Trust") for use at the Meeting of Shareholders of the funds to be held on September 5, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous
   pages)    .

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For the election of all nominees;

2. For selecting Price Waterhouse LLP as the independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction
     with respect to diversification        ;

3.B. For amending the fund's fundamental investment restriction
     with respect to investments in the    voting     securities
     of a single issuer;

3.C. For amending the fund's fundamental investment restriction
     with respect to making loans    ;

3.D. For amending the fund's fundamental investment restriction with respect to senior securities;

3.E. For amending the fund's fundamental investment restriction with respect to investments in commodities;

   4.A    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in securities of issuers in which management of the funds or Putnam Investment Management, Inc. owns securities;

   4.B    .    For eliminating the fund's fundamental investment
               restriction with respect to margin transactions;

   4.C    .    For eliminating the fund's fundamental investment
               restriction with respect to short sales;



   4.D    .    For eliminating the fund's fundamental investment
               restriction which limits the fund's ability to pledge assets;

   4.E    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in restricted securities;

   4.F    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in certain oil, gas and mineral interests;

   4.G    .    For eliminating the fund's fundamental investment
               restriction with respect to investing to gain control of a company's management.

Who is eligible to vote?

Shareholders of record at the close of business on June 7, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about July    19    , 1996.

Each share is entitled to one vote. Shareholders of all of the funds will vote together with respect to Proposal 1 and Proposal 2, and will vote by individual fund with respect to Proposals
3.A.-   3.E. and 4.A.-4.G    . Shares represented by duly
executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of the Trust and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.

Hans H. Estin
[Insert Picture]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-
Price, Inc., Kenner Parker Toys, Inc.,  Stride-Rite, Inc.   ,
and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.

Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.

Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Funds, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your funds and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 69, is the Chairman and President of your funds and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.

Eli Shapiro
[Insert Picture]

Dr. Shapiro, age    80    , is the Alfred P. Sloan Professor of
Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Funds, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Funds, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the Trust, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the Trust, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of the Trust because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither the Trust nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro and Mr. Jackson, all the nominees were elected by consent of the
sole shareholder    of the Trust     in January, 1994.  Dr.
Shapiro and Mr. Jackson were elected by the other Trustees in April 1995 and May 1996, respectively. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of the Trust who receive the greatest
number of votes will be elected Trustees of    the Trust    .
Shares of all of the funds will be counted together to determine the number of votes for each Trustee. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that
the shareholders fix the number of Trustees    for the Trust
at less than 14        .

What are the Trustees' responsibilities?

The Trust's Trustees are responsible for the general oversight of the Trust's and your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by the Trust's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $46     million.
The table below lists each Trustee's current investments in each fund and in the Putnam funds as a group.
       Share Ownership by    Trustees





                          Number of shares
                        Year first  of the fund owned      Number of
                     elected as       as of 6/20/9              shares of
                     Trustee of          all Putnam
         the Putnam          Growth         Balanced       Conservative
   funds owned
      funds               PortfolioPortfolioPortfolio   as of 6/20/96*    *


Jameson A. Baxter         1994         102  06  110                  24,074
Hans H. Estin             1972         106  108  109                  26,253
John A. Hill             1985      248   255            259         123,363
Ronald J. Jackson        1996 60        146    160                   8,171
Elizabeth T. Kennan      1992    256     262   265             27,347
Lawrence J. Lasser       1992     ---   1,495   ---            450,233
Robert E. Patterson      1984     642     660   664             61,714
Donald S. Perkins        1982     311     322   329            159,948
William F. Pounds        1971     625    639    645            348,649
George Putnam            1957     548    582  1,948         1,514,690
George Putnam, III       1984    649     663   664         287,228
Eli Shapiro              1995***   ---   ---    ---             80,677
A.J.C. Smith             1986    101     100      100             34,660
W. Nicholas Thorndike    1992     106    108     109             79,099
- ---------------------------------------------------------------------------

* Each Trustee has sole investment power and sole voting power with respect to his or her shares of the funds.

**   These holdings do not include shares of Putnam money market funds.

*** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

As of    June 20,     1996,         the Trustees and officers of the Trust
owned a total of    4,153, 115,308     and
   5,363     shares of the Growth Portfolio, Balanced Portfolio and
Conservative Portfolio, respectively, comprising less than 1% of each fund's outstanding shares on that date. A total of
   45,061 of the Balanced Portfolio's shares
    are held by certain "interested" Trustees and officers of your funds and Putnam Management in their Putnam
Investments, Inc. Profit Sharing Retirement Plan accounts.
 Each individual accountholder has sole investment power and shared voting power with respect to his/her account.

What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

       by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

       by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

       by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

       by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

       by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

       by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the fund's auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the fund's independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each funds' performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual funds complexes. The fees paid to each Trustee by each of the funds and by all of the Putnam funds are shown below:

Compensation Table+

                                                  Aggregate compensation* from:
                                                                     Total
                                                              compensation
                                                               from all
       Growth              Balanced             Conservative         Putnam
Trustee  Portfolio           Portfolio            Portfolio              funds**


Jameson A. Baxter  854               $901            $690         $150,854
Hans H. Estin      854                      902      690             150,854
John A. Hill***    847                      895    686             149,854
Elizabeth T. Kennan 845                      891   683             148,854
Lawrence J. Lasser  854                      902      690             150,854
Robert E. Patterson 864                      913    698             152,854
Donald S. Perkins   854                      902   690             150,854
William F. Pounds   847                      895   686             149,854
George Putnam       854                      902   690             150,854
George Putnam, III  854                      902   690             150,854
Eli Shapiro****     394                      412   330              95,372
A.J.C. Smith         848                     896   686             149,854
W. Nicholas Thorndike 864                   913    698             152,854

+    Ronald J. Jackson became a Trustee of the funds effective May 3, 1996 and received no compensation from the
     funds or the other Putnam funds    in 1995    .

* Includes an annual retainer and an attendance fee for each meeting attended.

**   Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of December 31, 1995 was $51,141, including income earned on such amounts.

**** Elected as a Trustee in April 1995.

The         Trustees have approved Retirement Guidelines for
Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about the Trust, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page    46    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the
auditor of    your fund     for the current fiscal year.  Among
the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

   PROPOSALS 3 AND 4    .

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to
   your     fund's fundamental investment restrictions, including
the elimination of certain    of these     restrictions. The
purpose of these         changes is    to standardize the
investment restrictions of all of the Putnam funds, including
your fund where appropriate, and in certain cases     to increase
the fund's investment flexibility    .  By having standard
investment restrictions for the Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Most of these changes will have little practical effect on the way the fund is managed given the fund's current investment objective and policies.

   Several of the proposals request that certain fundamental restrictions be made non-fundamental, so that the fund would have the ability to modify or eliminate these restrictions at a later date without shareholder approval. As of the date of the mailing of this proxy statement, there is legislation pending before the U.S. Congress which seeks to end all state seeks to end all state-imposed investment limitations on investment companies like the fund. Since many of these restrictions are the result of state securities law requirements, this legislation, if successful, would most likely lead to the removal of some or all
of these non-fundamental restrictions    .

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

   The proposals set forth below apply to each fund individually.

3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO DIVERSIFICATION    .

The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its
investments be revised to    reflect the standard restriction
expected to be used by other Putnam funds and to     grant the
fund the maximum investment flexibility permitted by the Investment Company Act of 1940 ("1940 Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction. The fund's current restriction is more restrictive, and states that the fund may not:


          "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities of the U.S. government or its agencies or instrumentalities or, with respect to 25% of the fund's total assets, to securities issued by, or backed by the credit of, any foreign government, its agencies, or its instrumentalities."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,
      more than 5% of the total assets of the
        fund     (taken at current value) would be invested
     in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
     government or its agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one
issuer    including but     not         limited to         U.S.
        or         foreign government    issuers    .  The
amended restriction would exclude from its limitations U.S.
government securities       . Following the amendment, the fund
would continue to be a diversified investment company for the purposes of the 1940 Act.

   Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective. However, during times when Putnam Management invest a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing a larger number of issuers.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

3.B. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN THE    VOTING     SECURITIES OF A
     SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the
   voting     securities of a single issuer be revised    to
reflect the standard restriction expected to be used by other
Putnam funds and     to  grant the fund the maximum flexibility
permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

     "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

Putnam Management believes that limiting this restriction to voting securities and 75% of the fund's total assets will enhance the fund's investment flexibility. Putnam Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

The amendment         enables the fund to purchase more than 10%
of the voting securities of an issuer with respect to 25% of the fund's total assets.
To
 the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates owns all or a major portion of the outstanding securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under certain circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO MAKING LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other
Putnam funds     and to remove any asset limitations on the
fund's ability to enter into repurchase agreements and securities loans. The current restriction states that the fund may not:

     "Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, or by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its assets."

The proposed amended fundamental investment restriction is set forth below.


     "The fund may not ...

     Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     ."


Following the amendment, the fund may, consistent with    its
investment objective and policies,         and    applicable
law,     enter into  repurchase agreements and securities loans
without limit        .   Putnam Management believes that the
increased investment flexibility could assist the fund in achieving its investment objective.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

   3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
WITH      RESPECT TO SENIOR SECURITIES


The Trustees are recommending that the fund's fundamental investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear that the fund is not restricted from borrowing money consistent with its investment policies. The current restriction state that the fund may not:

     "Issue any class of securities which is senior to the fund's shares of beneficial interest."

     The proposed amended fundamental investment restriction is set forth below.

     "The fund may not...

     Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

Although Putnam Management believes that the fund may currently borrow money to the maximum extent permitted by its investment policies (up to 10% of its total assets) without violating this restriction, it believes that amending the restriction will avoid any possible ambiguity.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the
outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

3.E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN COMMODITIES

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds and to increase the fund's investment flexibility. The current restriction states that the fund may not:

     "Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options."

The proposed amended fundamental restriction is set forth below.

      "The fund may not ...

     Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will be able to engage in a variety of transactions involving the use of financial futures and options, as under the current restriction, as well as foreign currencies, and various other financial transactions which do not involve physical commodities. Putnam Management believes this enhanced flexibility could assist the fund in achieving its investment objective, in part because such strategies often offer opportunities for hedging and increased investment return. The addition of financial transactions not involving physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which is the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks associated with futures and options. In addition, currencies and exchange rates may be affected by government actions and other political and economic factors, and foreign settlement procedures may involve risks not present in the fund's domestic investments, such as requirements to take delivery in a foreign country and to pay any costs associated with such delivery.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.


   4.A    .    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN
               SECURITIES OF ISSUERS IN WHICH MANAGEMENT OF THE
               TRUST OR PUTNAM MANAGEMENT OWNS SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or
Putnam Management owns a certain percentage of securities    and
replacing it with a standard non-fundamental restriction expected
to be used by the other Putnam funds    .  The current
restriction states that the fund may not:

     "Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of Putnam Management who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%."

The Trust originally adopted this restriction to comply with certain state securities law requirements and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental
restriction with the following    substantially identical
non-fundamental investment restriction to comply with the
remaining state requirements   :

     "The fund may not. . .

     Invest in the securities of any issuer, if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

If the restriction were to be eliminated, the fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the Trust or Putnam
Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

   4.B    .    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be
eliminated    and replaced by a standard non-fundamental
restriction expected to be used by other Putnam funds    .
"Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

     "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and options."

The fund originally adopted this restriction to comply with
certain state securities law requirements, and while the
restriction is currently required by one state, it is not
required to be a fundamental policy.  If the proposal is
approved, the Trustees intend to replace this fundamental
restriction with the following non-fundamental investment
restriction to comply with the remaining state
   requirements    :

     The fund may not...

     Purchase securities on margin, except such short-term
     credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin
     payments in connection with financial    futures
     contracts or options."

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use
of margin in ordinary securities transactions, is    currently
limited by SEC guidelines which prohibit     margin transactions
        because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow
money    only     in limited circumstances.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.


   4.C    .    ELIMINATING
                THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO SHORT SALES

The Trustees are recommending that the fund's fundamental
investment restriction with respect to short sales be
eliminated
   and replaced by a standard non-fundamental investment
restriction expected to be used by other Putnam funds    .

The
 current restriction states that the fund may not:

     "Make short sales of securities or maintain a short sale position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace the fundamental
restriction with    the following substantially     identical
non-fundamental restriction to comply with the remaining state
requirement   :

        "The fund may not...

     Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or own securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal amount to, the securities sold short."

Given the fund's investment policies and the fact that short sales give rise to taxable income, Putnam Management does not currently engage in short sales on behalf of the fund. Nevertheless, Putnam Management believes it is in the best interest of the fund to conform the policy and make it non-
fundamental should circumstances change            .          By
making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

In a typical short sale, the fund    borrows     securities from
a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities decline in value (after including any associated costs). The fund would collateralize its short position by delivering to the broker an amount equal to the proceeds of the short sale and an additional margin amount as required by law. Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales where the
fund    does not own     or    have     the right to acquire at
no added cost securities identical to those sold short that are significantly greater than the value of the securities at the time they are sold short.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.


   4.D.   ELIMINATING     THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO    PLEDGING ASSETS

The Trustees are recommending that the fund's fundamental
investment restriction    which limits the fund's ability to
pledge its assets be eliminated and replaced by a standard non-
fundamental investment restriction     expected to be used by
   the     other Putnam funds.          The current restriction
states that the fund may not:

     "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) in connection with borrowings permitted by
     restriction 1    above.(The     deposit of underlying
     securities and other assets in escrow and collateral arrangements with respect to margin for futures contracts and options is not deemed to be a pledge or other
     encumbrance.)"    [Restriction 1 permits the fund to borrow
     money in an amount equal to up to 15% of its total assets for certain limited purposes]

Certain state securities laws impose restrictions on the fund's ability to pledge its assets, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace this restriction with the following non-fundamental investment restriction to comply with current state requirements:

     "The fund may not ...

     Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3%
      of its total assets (taken
     at cost) in connection with permitted borrowings."

This proposal would enable the fund to pledge up to one-third of its total assets in connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, will not be restricted.

Putnam Management believes that the enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently
15% of its total         assets), it might be possible that a
bank would require collateral in excess of    15%     of the
fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction if no longer required to increase investment flexibility without the need for shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

   4
 .E    .
     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN
     RESTRICTED SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

     "Purchase securities restricted as to resale, if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the restriction is unnecessary in light of current regulatory requirements and the fund's current investment policies, which prohibit the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days. Unlike the current fundamental investment restriction, the fund's non-fundamental investment restriction applies to all types of illiquid securities, not just restricted securities, as well as
   to     certain repurchase agreements.

Putnam Management believes that the fund may benefit from the added flexibility of having the fund's policy with respect to illiquid investments, including restricted securities, contained in a single non-fundamental investment restriction. The fund would then have maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments. If the restriction were no longer required, the Trustees could modify or eliminate the restriction to increase the fund's investment flexibility without the need for shareholder approval.

To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.



   4.F    .    ELIMINATING
                THE FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION WITH RESPECT TO INVESTMENTS IN CERTAIN
               OIL, GAS AND MINERAL
               INTERESTS


The Trustees are recommending that the fund's fundamental
investment restriction
with respect
 to investments in oil, gas
and mineral leases, rights or royalty contracts be eliminated and replaced by a standard non-fundamental investment
restriction expected to be used by other Putnam funds.    .  The
current restriction states that the fund may not:

     "Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

The fund originally adopted the restriction to comply with
certain state securities law requirements, and while the
restriction is currently required by one state, it is not
required to be a fundamental policy.  If this proposal is
approved, the Trustees intend to adopt the following
substantially similar non-fundamental restriction to comply with
the remaining state    requirements    :


     "The
      fund may not . . .


     Buy
      or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases, rights or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase
   the     fund's operating expenses and adversely affect
   the     fund's net asset value.



Required
 vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

   4.G.        ELIMINATING    THE FUNDS     FUNDAMENTAL
               INVESTMENT RESTRICTION WITH RESPECT TO INVESTING
               TO GAIN CONTROL OF A COMPANY'S MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "make investments for the purpose of gaining control of a company's management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a shareholder of the various companies in which it invests. These rights may include the right to actively oppose or support the management of such companies. Putnam Management believes it would be in the best interest of the fund to eliminate the restriction.

Putnam Management believes that eliminating this restriction will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which it invests. Putnam Management believes that the fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment. Activities in which the fund may engage might include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes that the fund currently may engage in many if not all of these activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund, or (2) 67% or more of the shares of a fund present at the meeting if more than 50% of the outstanding shares of that fund are present at the meeting in person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies.  In addition to soliciting proxies by
mail, Trustees    the Trust     and employees of Putnam
Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your    Trust's     Trustees have adopted a general policy of
maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be
reimbursed for their reasonable expenses in soliciting
instructions from their principals.  Your fund has retained at its expense D. F. King & Co., Inc., 77 Water Street, New York,
New York   ,     10005, to aid in the solicitation of
instructions for nominee and registered accounts for a fee not to exceed $7,500 plus reasonable out-of-pocket expenses.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a
written revocation received by the Clerk of    the Trust    , by
properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent
meetings of shareholders.     The Trust     Agreement and
Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the Trust's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability.  The Agreement and Declaration
of Trust of    the Trust     provides that the    trust     will
indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may
be involved because of their offices with the    Trust    ,
except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in
the best interests of the    Trust     or that such
indemnification would relieve any officer or Trustee of any
liability to    a     fund or its shareholders arising by reason
of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense,
provides liability insurance for the benefit of    the
Trustees and officers.

Audit and Nominating Committees.  The voting members of the Audit
Committee of    the Trust     includes only Trustees who are not
"interested persons" of the    Trust     by reason of any
affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of
   the Trust     or Putnam Management.  The Nominating Committee
currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information.  In addition to George Putnam and
Lawrence J. Lasser, the officers of    the Trust     are as
follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
- -----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President      1993
Patricia C. Flaherty (49) Senior Vice President         1993
John D. Hughes (61)       Senior Vice President
                            & Treasurer                 1993
Gordon H. Silver (48)     Vice President                1994
Peter Carman (54)         Senior Managing Director      1994
Gary N. Coburn (50)       Senior Managing Director      1993
William J. Landes (43)    Managing Director             1994
William N. Shiebler* (54) Vice President                1994
John R. Verani (56)       Vice President                1994
Paul M. O'Neil (42)       Vice President                1994
Beverly Marcus (52)       Clerk                         1994
- -----------------------------------------------------------------

* President of Putnam Mutual Funds

The    funds     are managed by the Global Asset
Committee.

All of the officers of    the Trust     are employees of Putnam
Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George
Putnam, III, Lasser and Smith (nominees for Trustees    )    , as
well as the officers of    the Trust    , will benefit from the
management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by
   your     fund.


Assets and shares outstanding of each fund as of June 7, 1996

GROWTH PORTFOLIO

Net assets                                  $440,134,592

Class A shares outstanding
and authorized to vote                     16,728,962 shares

Class B shares outstanding
and authorized to vote                     15,918,927 shares

Class C shares outstanding
and authorized to vote                      1,833,059 shares

Class M shares outstanding
and authorized to vote                        723,551 shares

Class Y shares outstanding
and authorized to vote                      4,679,128 shares

BALANCED PORTFOLIO

Net assets                                  $601,802,439

Class A shares outstanding
and authorized to vote                     24,397,374 shares

Class B shares outstanding
and authorized to vote                     22,347,389 shares

Class C shares outstanding
and authorized to vote                      2,274,298 shares

Class M shares outstanding
and authorized to vote                      1,043,403 shares

Class Y shares outstanding
and authorized to vote                      7,780,626 shares

CONSERVATIVE PORTFOLIO

Net assets                                  $203,193,506

Class A shares outstanding
and authorized to vote                     10,442,882 shares

Class B shares outstanding
and authorized to vote                      8,943,229 shares

Class C shares outstanding
and authorized to vote                      1,452,635 shares

Class M shares outstanding
and authorized to vote                        327,285 shares

Class Y shares outstanding
and authorized to vote                        325,235 shares

5% beneficial ownership of each fund as of May 31, 1996

GROWTH PORTFOLIO

Persons beneficially owning more than 5%
of    the Growth Portfolio's     class A shares   :
The Chase Manhattan Bank TTEE,
Omni Hotels Savings Plan, 770 Broadway, New York,
New York, 10008-9598; owned 918,747 shares representing
5.50% of the outstanding class A shares.

Putnam Investments, Inc., One Post Office Square,
Boston, Massachusetts 02109; owned 1,071,050 shares representing 6.40% of the outstanding class A shares, acting as trustee or agent for various pension plans.

Persons beneficially owning more than 5%
of class B shares                                       None

Persons beneficially owning more than 5%
of class C shares                                       None

Persons beneficially owning more than 5% of the Growth Portfolio's class M shares:
Putnam Investments, Inc., One Post Office
Square, Boston, Massachusetts, 02109; owned 55,695 shares representing 7.80% of the outstanding class M shares.

Persons beneficially owning more than 5% of the Growth Portfolio's class Y shares:
Putnam Fiduciary Trust Company, 859 Willard Street,
Quincy, Massachusetts, 02269; owned 4,670,416 shares representing 100.00% of the outstanding class Y shares, acting as trustee or agent for various pension plans.

BALANCED PORTFOLIO

Persons beneficially owning more than 5% of the Balanced Portfolio's class A shares:
Putnam Investments, Inc., One Post Office
Square, Boston, Massachusetts 02109; owned 1,551,810 shares representing 6.30% of the outstanding class A shares, acting as trustee or agent for various pension plans.

Persons beneficially owning more than 5%
of class B shares                                       None

Persons beneficially owning more than 5%
of class C shares                                       None

Persons beneficially owning more than 5%
of class M shares                                       None

Persons beneficially owning more than 5% of the Balanced Portfolio's class Y shares:
Putnam Fiduciary Trust Company, 859 Willard Street,
Quincy, Massachusetts, 02269; owned 7,757,626 shares representing 100.00% of the outstanding class Y shares, acting as trustee or agent for various pension plans.


CONSERVATIVE PORTFOLIO

Persons beneficially owning more than 5% of the Conservative Portfolio's class A shares:
Putnam Investments, Inc., One Post Office
Square, Boston, Massachusetts, 02109; owned 1,445,469 shares representing 14.20% of the outstanding class A shares, acting as trustee or agent for various pension plans.

Persons beneficially owning more than 5% of class B shares

Persons beneficially owning more than 5%
of    the Conservative Portfolio's     class C shares   :
Charles E. Dickey, 6901 Heritage Lane, Ft. Worth,
Texas, 76134-3813 owned 82,510 shares
representing 5.60% of the outstanding class C shares.

Persons beneficially owning more than 5%
of    the Conservative Portfolio's     class M shares   :
Edward D. Jones & Co. F/A/O,
P.O. Box 2500, Maryland Heights, Missouri
63043-8500; owned 31,679 shares representing 9.80% of the outstanding class M shares.

Stephen M. Robbins, M.D., 3 Chesley Drive
The Clusters, Media, Pennsylvania 19063-1763;
owned 32,206 shares representing 10.00% of the outstanding class M Shares.

Putnam Fiduciary Trust Co. TTEE, DTM Products, Inc.,
5268 Monarch Park Place, Niwot, Colorado 80503, owned 20,617.98 shares representing 6.40% of the outstanding class M shares.

Persons beneficially owning more than 5%
of    the Conservative Portfolio's     class Y shares    :
   Putnam Fiduciary Trust Company, 859 Willard Street,
   Quincy, Massachusetts, 02269; owned 320,008
shares    representing 100.00% of the outstanding
class Y shares    , acting as trustee or agent for various
   pension plans.

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------
City                                         State           Zip
- -----------------------------------------------------------------
Telephone
- -----------------------------------------------------------------
DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------
- -----------------------------------------------------------------
- -----------------------------------------------------------------
DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
Please fold at perforation before detaching

Proxy for a meeting of shareholders   to be held on September
5    , 1996, for Putnam  Asset Allocation Funds: Growth
Portfolio.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately,
   Proxies    , with power of substitution, and hereby authorizes
them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Asset Allocation Funds: Growth Portfolio on September 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR Proposals 2 and 3.A.- E. and 4.A.-G . In their discretion, the Proxies will also be authorized to vote upon such other matters that may come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you
are a joint owner, each    owner     should sign.  When signing
as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- -----------------------------------------------------------------
Shareholder sign here                                   Date

- -----------------------------------------------------------------
Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
    Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
    III, E. Shapiro, A.J.C. Smith,    and     W.N. Thorndike.

/  /     FOR electing all the nominees
         (except as    indicated     to the contrary below.)

/  /          WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

- -------------------------------------------------------------

PROPOSAL TO:
      FOR                        AGAINST    ABSTAIN
2.  Ratify the selection
    of Price Waterhouse
    LLP as    independent
    auditors    of your fund    .         /  /     /  /
    /  /

   3    .                        Amend the         /  / /  /          /
                                 /
    fund's fundamental
    investment restriction
    with respect to    :


   A. Diversification.           /  /     /  /          /  /

   B. Investments     in the
    securities of a single          /  /  /  /      /  /
    issuer.

   C. Making loans.              /  /     /  /          /  /

   D. Senior     securities             /  /       /  /          /
      /


   E.                            Investments in
    commodities.                 /  /     /  /          /  /


4.  Eliminate the     fund's fundamental
       investments     restriction         with respect
        to   :



A.  Investments             in securities    /  //
/     /  /
    of issuers in which
    management of the Trust or
    Putnam Investment Management,
    Inc. owns securities.

   B. Margin transactions.       /  /     /  /          /  /


   C. Short sales.               /  /     /  /          /  /

   D. Pledging assets.           /  /     /  /          /  /

   E. Investments in                 /  / /  /          /  /
       restricted securities.

   F. Investments in             /  /     /  /          /  /
            certain
    oil, gas and mineral
    interests.


   G. Investing                  /  /     /  /          /  /
            to gain control of a
    company's management.

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------
City                             State           Zip
- -----------------------------------------------------------------
Telephone
- -----------------------------------------------------------------
DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------
- -----------------------------------------------------------------
- -----------------------------------------------------------------
DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------

    Please fold at perforation before detaching

Proxy for a meeting of shareholders   to be held on September
5    , 1996, for Putnam  Asset Allocation Funds: Balanced
Portfolio.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately,
   Proxies    , with power of substitution, and hereby authorizes
them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Asset Allocation Funds:
Balanced Portfolio on September 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR Proposals 2 and 3.A.- E. and 4.A.-G . In their discretion, the Proxies will also be authorized to vote upon such other matters that may come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you
are a joint owner, each    owner     should sign.  When signing
as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- -----------------------------------------------------------------
Shareholder sign here                                   Date

- -----------------------------------------------------------------
Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
    Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
    III, E. Shapiro, A.J.C. Smith,    and     W.N. Thorndike.

/  /     FOR electing all the nominees
         (except as    indicated     to the contrary below.)

/  /          WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

- -------------------------------------------------------------

PROPOSAL TO:
      FOR                        AGAINST    ABSTAIN
2.  Ratify the selection
    of Price Waterhouse
    LLP as    independent
    auditors   of your fund.     /  /     /  /      /  /

   3    .                        Amend the         /  / /  /          /
                                 /
    fund's fundamental
    investment restriction
    with respect to    :


   A. Diversification.           /  /     /  /          /  /

   B. Investments     in the
    securities of a single          /  /  /  /      /  /
    issuer.

   C. Making loans.              /  /     /  /          /  /

   D. Senior     securities             /  /       /  /          /
      /


   E.                            Investments in
    commodities.                 /  /     /  /          /  /


4.  Eliminate the     fund's fundamental
       investments     restriction         with respect
        to   :



A.  Investments             in securities    /  //
/     /  /
    of issuers in which
    management of the Trust or
    Putnam Investment Management,
    Inc. owns securities.

   B. Margin transactions.       /  /     /  /          /  /


   C. Short sales.               /  /     /  /          /  /

   D. Pledging assets.           /  /     /  /          /  /

   E. Investments in                 /  / /  /          /  /
       restricted securities.

   F. Investments in             /  /     /  /          /  /
            certain
    oil, gas and mineral
    interests.


   G. Investing                  /  /     /  /          /  /
            to gain control of a
    company's management.

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------
City                             State           Zip
- -----------------------------------------------------------------
Telephone
- -----------------------------------------------------------------
DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------
- -----------------------------------------------------------------
- -----------------------------------------------------------------
DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------

    Please fold at perforation before detaching

Proxy for a meeting of shareholders   to be held on September
5    , 1996, for Putnam  Asset Allocation Funds: Conservative
Portfolio.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately,
   Proxies    , with power of substitution, and hereby authorizes
them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Asset Allocation Funds:
Conservative Portfolio on September 5, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR Proposals 2 and 3.A.- E. and 4.A.-G . In their discretion, the Proxies will also be authorized to vote upon such other matters that may come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you
are a joint owner, each    owner     should sign.  When signing
as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- -----------------------------------------------------------------
Shareholder sign here                                   Date

- -----------------------------------------------------------------
Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

Please mark your choices / X / in blue or black ink.

1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
    Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
    III, E. Shapiro, A.J.C. Smith,    and     W.N. Thorndike.

/  /     FOR electing all the nominees
         (except as    indicated     to the contrary below.)

/  /          WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

- -------------------------------------------------------------

PROPOSAL TO:
      FOR                        AGAINST    ABSTAIN
2.  Ratify the selection
    of Price Waterhouse
    LLP as    independent
    auditors   of your fund.     /  /     /  /      /  /

   3    .                        Amend the         /  / /  /          /
                                 /
    fund's fundamental
    investment restriction
    with respect to    :


   A. Diversification.           /  /     /  /          /  /

   B. Investments     in the
    securities of a single          /  /  /  /      /  /
    issuer.

   C. Making loans.              /  /     /  /          /  /

   D. Senior     securities             /  /       /  /          /
      /


   E.                            Investments in
    commodities.                 /  /     /  /          /  /


4.  Eliminate the     fund's fundamental
       investments     restriction         with respect
        to   :



A.  Investments             in securities    /  //
/     /  /
    of issuers in which
    management of the Trust or
    Putnam Investment Management,
    Inc. owns securities.

   B. Margin transactions.       /  /     /  /          /  /


   C. Short sales.               /  /     /  /          /  /

   D. Pledging assets.           /  /     /  /          /  /

   E. Investments in                 /  / /  /          /  /
       restricted securities.

   F. Investments in             /  /     /  /          /  /
            certain
    oil, gas and mineral
    interests.


   G. Investing                  /  /     /  /          /  /
            to gain control of a
    company's management.